Page 55 of 91 Pages

                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------


                  This Registration  Rights Agreement (this "Agreement") is made
                                                             ---------
and entered into as of January 10, 2000, among Nexus Telocation Systems Ltd., a corporation organized under the laws of Israel (the "Company"), and the parties
                                                     -------
who have executed this Agreement and whose names appear on Schedule I hereto (each party listed on Schedule I hereto is sometimes individually referred to herein as a "Purchaser" and all such parties are sometimes collectively referred
             ---------
to herein as the "Purchasers").
                  ----------
                  This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof among the Company and the Purchasers (the "Purchase Agreement").

                  The Company and the Purchasers hereby agree as follows:

         1.       Definitions
                  -----------
                  Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

                  "Advice" has meaning set forth in Section 3(d) hereof.
                   ------
                  "Affiliate"  means,  with  respect  to any  Person,  any other
                   ---------
Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "affiliated," controlling" and "controlled" have meanings correlative to the foregoing.

                  "Business Day" means any day except  Saturday,  Sunday and any
                   ------------
day which shall be a legal holiday or a day on which banking institutions in the State of New York or Israel generally are authorized or required by law or other government actions to close.

                  "Commission" means the Securities and Exchange Commission.
                   ----------
                  "Common Stock" means the Company's  Ordinary  Shares,  nominal
                   ------------
value NIS 0.01 per share.

                  "Demand  Registration(s)" has the meaning set forth in Section
                   -----------------------
2(b) hereof.

                  "Dollars" or the "$" means United States  Dollars,  the lawful
                   -------
money of the United States.

                                                             Page 56 of 91 Pages

                  "Effectiveness  Date"  means  the  earlier  of (i)  the  fifth
                   -------------------
Business Day after the Company has received notice (written or oral) from the Commission that the Commission Staff will not be reviewing the Registration Statement or has no further comments on the Registration Statement or (ii) the 150th day following the First Closing Date; provided, however, that the Company
                                            --------   -------
shall use its best efforts to cause the Registration Statement to be declared effective within 90 days following the First Closing Date.

                  "Effectiveness  Period"  has the  meaning set forth in Section
                   ---------------------
2(a) hereof.

                  "Exchange Act" means the  Securities  Exchange Act of 1934, as
                   ------------
amended.

                  "Filing  Date"  means as soon as  practicable  but in no event
                   ------------
later than the 30th day following the First Closing Date.

                  "First  Closing"  means the First  Closing  as  defined in the
                   --------------
Purchase Agreement.

                  "First  Closing  Date" means the First Closing Date as defined
                   --------------------
in the Purchase Agreement.

                  "Holder" or "Holders" means the holder or holders, as the case
                   ------      -------
may be, from time to time of Registrable Securities.

                  "Indemnified  Party" has the meaning set forth in Section 5(c)
                   ------------------
hereof.

                  "Indemnifying Party" has the meaning set forth in Section 5(c)
                   ------------------
hereof.

                  "Initial Registration  Statement" has the meaning set forth in
                   -------------------------------
Section 2(a) hereof.

                  "Lead Investor" means QEG-NTS  Holdings LLC;  provided that to
                   -------------                                --------
the extent that QEG-NTS Holdings LLC transfers any Registrable Securities to any of Quantum Emerging Growth Fund N.V. or its affiliates (such term shall include any funds managed by Soros Fund Management LLC or any of its affiliates), then the term "Lead Investor" shall refer to QEG-NTS Holdings LLC and/or such other entity or entities.

                  "Losses" has the meaning set forth in Section 5(a) hereof.
                   ------

                  "Majority  Holders"  means the  Holders of at least  fifty-one
                   -----------------
(51%) percent of the Registrable Securities.

                  "Nasdaq" means the SmallCap  Market System of the Nasdaq Stock
                   ------
Market.

                  "NIS" means New Israeli Shekel, the lawful money of Israel.
                   ---

                  "Person"  means an individual or a  corporation,  partnership,
                   ------
trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

                                                             Page 57 of 91 Pages

                  "Per Share  Market  Value"  means on any  particular  date the
                   ------------------------
closing sale price per share of the Common Stock on such date (as reported by Bloomberg Information Services, Inc., or any successor reporting service) on Nasdaq or, if the Common Stock is not then quoted on Nasdaq, any Subsequent Market on which the Common Stock is then listed.

                  "Proceeding" means an action,  claim,  suit,  investigation or
                   ----------
proceeding   (including,   without  limitation,   an  investigation  or  partial
proceeding, such as a deposition), whether commenced or threatened.

                  "Prospectus" means the prospectus included in the Registration
                   ----------
Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

                  "Registrable  Securities" means (i) the shares of Common Stock
                   -----------------------
issued to the Purchasers upon the consummation of the First Closing pursuant to the Purchase Agreement, (ii) the shares of Common Stock issuable to the Purchasers upon the consummation of the Second Closing pursuant to the Purchase Agreement, (iii) any shares of Common Stock issued to the Purchasers upon exercise of their preemptive rights (the "Preemptive Rights") as provided in the
                                          -----------------
Purchase Agreement and (iv) any shares of the Company's capital stock issued to the Purchasers with respect to (i), (ii) or (iii) as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise.

                  "Registration  Delay  Payment"  has the  meaning  set forth in
                   ----------------------------
Section 2(d) hereof.

                  "Registration   Statement"  means  the  Initial   Registration
                   ------------------------
Statement and any additional registration statements contemplated by Sections 2(b) and 6(d) hereof, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference in such registration statement.

                  "Rule  144"  means  Rule  144  promulgated  by the  Commission
                   ---------
pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "Rule  158"  means  Rule  158  promulgated  by the  Commission
                   ---------
pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                                                             Page 58 of 91 Pages

                  "Rule  415"  means  Rule  415  promulgated  by the  Commission
                   ---------
pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "Second  Closing"  shall mean the Second Closing as defined in
                   ---------------
the Purchase Agreement.

                  "Securities Act" means the Securities Act of 1933, as amended.
                   --------------

                  "Subsequent  Market"  means the National  Market System of the
                   ------------------
Nasdaq Stock Market, the American Stock Exchange or the New York Stock Exchange.

                  "Trading Day" means a day on which the Nasdaq (or in the event
                   -----------
the Common Stock is not traded on Nasdaq, such other Subsequent Market on which the Common Stock is listed) is open for trading.

                  "Underwritten  Offering"  means a  registration  in connection
                   ----------------------
with which securities of the Company are sold to an underwriter for reoffering to the public pursuant to an effective registration statement.

         2.       Registration Requirements
                  -------------------------

                  (a) Filing and Effectiveness  Obligations.  On or prior to the
                      -------------------------------------
Filing Date, the Company shall prepare and file with the Commission a Registration Statement (the "Initial Registration Statement") which shall cover
                             -------------------------------
all Registrable Securities for an offering to be made on a continuous basis pursuant to a "Shelf" registration statement under Rule 415. The Initial Registration Statement shall be on Form F-3 or any successor form (except if the Company is not then eligible to register for resale the Registrable Securities on Form F-3, in which case such registration shall be on another appropriate form in accordance herewith, subject to the reasonable consent of the Lead Investor, provided that the Lead Investor owns Registrable Securities at such time). The Company shall use its best efforts to cause the Initial Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event on or prior to the Effectiveness Date, and to keep such Initial Registration Statement continuously effective under the Securities Act, until the date when all Registrable Securities covered by such Initial Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144, as determined by counsel to the Company pursuant to a written opinion letter addressed to the Holders and the Company's transfer agent to such effect (the "Effectiveness
                                                                   -------------
Period").
------
                  (b)  Demand   Registration.   At  any  time  when  an  Initial
                       ---------------------
Registration Statement covering the Registrable Securities is not effective (during any period in which an Initial Registration Statement is otherwise required to be effective pursuant to Section 2(a)), the Majority Holders may request in writing that the Company effect a registration under the Securities Act for all or part of the Registrable Securities for sale in the manner specified in such request, and on a form that may be used for the registration of such Registrable Securities. All registrations requested pursuant to the foregoing are referred to herein as "Demand Registrations." A Demand
                                            ----------------------
Registration may be effected on no more than two (2) occasions.  Within ten days

                                                             Page 59 of 91 Pages

after receipt of any request pursuant to this Section 2(b), the Company will give written notice of such request to all other Holders of Registrable Securities, and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within fifteen (15) Business Days after the receipt of the Company's notice; provided, however, that the Company shall not be required to register
         --------   -------
any Registrable Securities pursuant to this Section 2(b) that are eligible for sale pursuant to Rule 144 without regard to volume restrictions. If requested by the Majority Holders, a Demand Registration shall be in the form of an Underwritten Offering. In such event, and if the managing underwriters advise the Company and such Holders in writing that in their opinion the amount of Registrable Securities and other securities, if any, proposed to be sold in such Underwritten Offering exceeds the amount of Registrable Securities and other securities, if any, which can be sold in such Underwritten Offering, and based on such determination recommends inclusion in such registration statement of fewer Registrable Securities than proposed to be sold by the Holders, then (a) the number of Registrable Securities of the Holders included in such registration statement shall be reduced pro rata among such Holders (based upon the number of Registrable Securities requested to be included in the registration) or (b) none of the Registrable Securities of the Holders shall be included in such registration statement if the Company, after consultation with the underwriter(s), recommends the inclusion of none of such Registrable Securities; provided, however, that if securities are being offered for the
             --------   -------
account of other persons or entities (including the Company), such reduction shall not represent a greater fraction of the number of Registrable Securities intended to be offered by the Holders than the fraction of similar reductions imposed on such other persons or entities (including the Company).

                  (c) Underwriter.  If a Demand  Registration is an Underwritten
                      -----------
Offering, the Holders of a majority of the Registrable Securities to be included in such offering shall designate the lead underwriter, who shall be acceptable to the Company (such approval not to be unreasonably withheld) and the Company may designate one or more co-managing underwriters. No Holder may participate in any Underwritten Offering hereunder unless such Holder (i) agrees to sell its Registrable Securities on the basis provided in any underwriting agreements entered into in connection therewith and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such agreements.

                  (d)  Penalties.  If (i)  the  Initial  Registration  Statement
                       ---------
covering all the applicable Registrable Securities and required to be filed by the Company pursuant to this Agreement is not declared effective by the Commission on or before the Effectiveness Date or (ii) on any day after the Registration Statement has been declared effective by the Commission sales of all the Registrable Securities required to be included on a Registration Statement cannot be made pursuant to the Registration Statement (including, without limitation, because of a failure to keep the Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to the Initial Registration Statement, or to register sufficient shares of Common Stock, but excluding any periods when such sales cannot be made solely by reason of any act or omission attributable to the Purchasers), then, as partial relief for the damages to any Holder by reason of any such delay in or reduction of its ability to sell the Registrable Securities (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to each Holder an amount in cash (a "Registration Delay
                                                             -------------------

                                                             Page 60 of 91 Pages

Payment")  equal to the  difference  between  (A) the  product of (1) the number
-------
shares of Registrable Securities such Holder attempts to sell and (2) the Per Share Market Value on the last trading date immediately prior to such sale, and
(B) the purchase price received by the Holder in a bona fide transaction wherein it has used commercially reasonable efforts to obtain the highest price possible with respect to the sale of such shares of Common Stock; provided, however, that
                                                         --------  -------
nothing contained herein shall require the Holders to effect a Demand Registration. Notwithstanding the foregoing, if sales cannot be made pursuant to a Registration Statement for reasons other than the Company's negligence or failure to act, prior to the imposition of any Registration Delay Payment the Company shall have five (5) Business Days (beginning on the first day when sales cannot be made pursuant to such Registration Statement) to cure such condition so that sales of all Registrable Securities required to be included on a Registration Statement can be made pursuant to such Registration Statement.

         3.       Registration Procedures
                  -----------------------
                  In connection with the Company's registration obligations hereunder, the Company shall:

                  (a)  Preparation of Registration  Statement.  Prepare and file
                       --------------------------------------
with the Commission on or prior to the Filing Date a  Registration  Statement on
Form F-3 or its successor form (or if the Company is not then eligible to register for resale the Registrable Securities on Form F-3 such registration shall be on another appropriate form in accordance herewith (which shall include a Plan of Distribution substantially in the form of Exhibit A annexed hereto,
                                                       ---------
unless in connection with an Underwritten Offering) or, in connection with an Underwritten Offering hereunder, such other form agreed to by the Company and a majority of the Registrable Securities to be covered by such Registration Statement), and cause the Registration Statement to become effective and remain effective as provided herein; provided, however, that not less than three (3)
                               --------   -------
Business Days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated therein by reference), the Company shall, if reasonably practicable (i) furnish to the Holders and any managing underwriter copies of all such documents proposed to be filed (including documents incorporated by reference), which documents will be subject to the review of such Holders and any managing underwriter, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to such Holders and such underwriters, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Lead Investor or any managing underwriter shall reasonably object, and will not request acceleration of such Registration Statement without prior notice to such counsel. The sections of such Registration Statement covering information with respect to the Holders, the Holder's beneficial ownership of securities of the Company or the Holders intended method of disposition of Registrable Securities shall conform to the information provided to the Company by each of the Holders.

                  (b) Amendments.  (i) Prepare and file with the Commission such
                      ----------
amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective

                                                             Page 61 of 91 Pages


for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements as are required to be filed hereunder in order to register for resale under the Securities Act all of the Registrable Securities, (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act, (iii) respond as promptly as possible to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and as promptly as practicable, but in no event later than five (5) Business Days, (iv) provide the Holders true and complete copies of all correspondence from and to the Commission relating to the Registration Statement, and (v) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented. In the event the number of shares available under a Registration Statement filed pursuant to this Agreement becomes insufficient to cover the Registrable Securities, the Company shall amend the Registration Statement, or file a new Registration Statement (on the short form available therefore, if applicable), or both, so as to cover such Registrable Securities, in each case as soon as practicable, but in any event within twenty (20) Business Days after the necessity therefor arises. The Company shall use its best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof, but in no event later than ninety (90) days after the date on which the Company reasonably first determines (or reasonably should have determined) the need therefor. The provisions of Section 2(d) shall be applicable with respect to such obligation.

                  (c)   Notifications.   Notify  the   Holders  of   Registrable
                        -------------
Securities to be sold, and any managing underwriter, as promptly as possible (and, in the case of (i)(a) below, not less than five (5) days prior to such filing and, in the case of (i)(c) below, not later than the first Business Day after effectiveness) and (if requested by any such Person) confirm such notice in writing no later than one (1) Business Day following the day (i) (a) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed, (b) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement and
(c) with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose, (iv) any of the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated hereby ceases to be true and correct in all material respects, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose, and (vi) of the occurrence of any event that makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or

                                                             Page 62 of 91 Pages

that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (other than with respect to the filing of requisite Forms 6-K and 20-F, which shall be incorporated by reference in the Prospectus).

                  (d) Advice.  Each  Holder  agrees by its  acquisition  of such
                      ------
Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(ii), 3(c)(iii), 3(c)(iv), 3(c)(v) or 3(c)(vi), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement, or until it is advised in writing (the "Advice")
                                                                        ------
by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of a Holder in accordance with the terms of the Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Holder has entered into a contract for sale prior to the Holder's receipt of a notice from the Company of the happening of any event of the kind described in
Section 3(c)(ii), 3(c)(iii), 3(c)(iv), 3(c)(v) or 3(c)(vi) and for which the Holder has not yet settled.

                  (e)  Supplements  and  Post-Effective  Amendments.   Upon  the
                       --------------------------------------------
occurrence of any event contemplated by Section 3(c)(vi), as promptly as possible prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (f) Copies of Registration  Statement.  Furnish to each Holder
                      ---------------------------------
and any managing underwriter, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Holder or such managing underwriter (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

                  (g) Copies of Prospectus.  Promptly deliver to each Holder and
                      --------------------
any managing underwriter, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Holder or such managing underwriter may reasonably request, and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders and any

                                                             Page 63 of 91 Pages


underwriters in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

                  (h) Blue Sky.  Prior to any  public  offering  of  Registrable
                      --------
Securities, use its best efforts to register or qualify or cooperate with the selling Holders and any underwriters in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder or underwriter requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be required to qualify
            --------  -------
generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

                  (i) Certificates.  Cooperate with the Holders and any managing
                      ------------
underwriter to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by applicable law and the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any Holder or managing underwriter may request.

                  (j) Listing. (i) Cause all Registrable  Securities relating to
                      -------
such Registration Statement to be authorized for quotation on Nasdaq as soon as practicable after the Closing; (ii) maintain such listing of all such
Registrable Securities on Nasdaq; (iii) provide the Holders evidence of such listing; (iv) refrain from taking any action which may result in the delisting or suspension of the Common Stock on Nasdaq; and (v) pay all fees and expenses in connection with satisfying its obligations hereunder.

                  (k)  Underwriting   Agreement.   Enter  into  such  agreements
                       ------------------------
(including  an  underwriting  agreement  in  form,  scope  and  substance  as is customary in Underwritten Offerings) and take all such other actions in connection therewith (including those reasonably requested by any managing underwriter and the Holders of a majority of the Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable Securities, and whether or not an underwriting agreement is entered into, (i) make such representations and warranties to such Holders and such underwriters as are customarily made by issuers to underwriters in underwritten public offerings, and confirm the same if and when requested, (ii) in the case of an Underwritten Offering, obtain and deliver copies thereof to the managing underwriters, if any, or in the case of non-Underwritten Offerings, if reasonably requested by the selling Holders (and at the expense of such selling Holders), obtain and deliver copies thereof to such selling Holders, of opinions of counsel to the Company and updates thereof addressed to each such underwriter, in form, scope and substance reasonably satisfactory to any such managing underwriters and counsel to the selling Holders covering the matters customarily covered in opinions requested in Underwritten Offerings and such other matters as may be reasonably requested by such counsel and such

                                                             Page 64 of 91 Pages

underwriters, (iii) immediately prior to the effectiveness of the Registration Statement, and, in the case of an Underwritten Offering, at the time of delivery of any Registrable Securities sold pursuant thereto, and, in the case of non-Underwritten Offerings, at such time as the selling Holders may reasonably request (and at the expense of such selling Holders), obtain and deliver copies to the Holders and the managing underwriters, if any, of "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if required, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data is, or is required to be, included in the Registration Statement), addressed to each of the underwriters, if any, in form and substance as are customary in connection with Underwritten Offerings, (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable to the selling Holders and the underwriters, if any, than those set forth in Section 5 (or such other provisions and procedures acceptable to the managing underwriters, if any, and Holders of a majority of Registrable Securities participating in such Underwritten Offering and (v) deliver such documents and certificates as may be reasonably requested by the Holders of a majority of the Registrable Securities being sold, their counsel and any managing underwriters to evidence the continued validity of the representations and warranties made pursuant to clause 3(k)(i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

                  (l)  Due  Diligence.  Make  available  for  inspection  by the
                       --------------
selling Holders, any representative of such Holders, any underwriter participating in any disposition of Registrable Securities, and any attorney or accountant retained by such selling Holders or underwriters, at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the officers, directors, agents and employees of the Company and its subsidiaries to supply all information in each case reasonably requested by any such Holder, representative, underwriter, attorney or accountant in connection with the Registration Statement; provided, however, that if any information is determined in good faith by the Company (in writing) to be of a confidential nature at the time of delivery of such information, then prior to delivery of such information, the Company and the Holders shall enter into a confidentiality agreement reasonably acceptable to the Company and the Holders providing that such information shall be kept confidential, unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities (provided, however, that the Company shall be given notice of any such pending disclosure so that the Company may seek a protective order), (ii) disclosure of such information, in the opinion of counsel to such Person, is required by law, (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by such Person or (iv) such information becomes available to such Person from a source other than the Company and such source is not known by such Person to be bound by a confidentiality agreement with the Company.

                  (m) Earnings  Statement.  Comply in all material respects with
                      -------------------
all applicable rules and regulations of the Commission and make generally available to its securityholders earning statements satisfying the provisions of
Section 11(a) of the Securities Act and Rule 158.

                                                             Page 65 of 91 Pages

                  (n)  Information.  The Company may require each selling Holder
                       -----------
to furnish to the Company information regarding such Holder and the distribution of such Registrable Securities as is required by law to be disclosed in the Registration Statement, and the Company may exclude from such registration the Registrable Securities of any such Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request, and such shall not form the basis for penalties pursuant to Section 2(d) hereof.

                  The Company shall hold in confidence and not make any disclosure of information concerning a Holder provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction (provided, however, that the Holder shall be given notice of any such pending disclosure so that the Holder may seek a protective order), or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning a Holder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Holder prior to making such disclosure, and allow the Holder, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

         If the Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (if such reference to such Holder by name or otherwise is not required by the Securities Act or any similar Federal statute then in force) the deletion of the reference to such Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

                  (o)  Suspensions.  Use its best  efforts to avoid the issuance
                       -----------
of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

                  (p) Responses to the Commission. The Company agrees to respond
                      ---------------------------
fully and completely to any and all comments on a Registration Statement received from the Commission staff as promptly as reasonably possible, but in no event later than fifteen (15) Business Days of the receipt of such comments, regardless of whether such comments are in oral or written form.

                  (q)  Confirmation  of  Effectiveness.  Within two (2) Business
                       -------------------------------
Days after a Registration Statement which covers applicable Registrable Securities is ordered effective by the Commission, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Holders whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the Commission in the form attached hereto as Exhibit B.

                                                             Page 66 of 91 Pages

         4.       Registration Expenses.
                  ---------------------
                  All  fees  and  expenses  incident  to the  performance  of or compliance with this Agreement by the Company shall be borne by the Company, whether or not pursuant to an Underwritten Offering and whether or not the
Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to the Registration Statement; provided that the Company shall not be responsible for fees and commissions of any underwriters used by the Holders in connection with the Initial Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, reasonable fees and expenses (A) with respect to filings required to be made with Nasdaq and each other securities exchange or market on which Registrable Securities are required hereunder to be quoted and (B) in compliance with state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the Holders in connection with Blue Sky qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the managing underwriter, if any, or the Holders of a majority of Registrable Securities being sold may designate)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing Pospectuses), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company and the Holders, (v) Securities Act liability insurance, if the Company so desires such insurance and (vi) reasonable fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.

         5.       Indemnification
                  ---------------

                  (a)  Indemnification  by  the  Company.   The  Company  shall,
                       ---------------------------------
notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents (including any underwriters retained by such Holder in connection with the offer and sale of Registrable Securities), investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all joint or several losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and attorneys' fees) and expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, "Losses"), as incurred, arising out of or relating to (i) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of

                                                             Page 67 of 91 Pages

prospectus or in any amendment or supplement thereto or in any preliminary Prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that such untrue statements or omissions are based solely upon and in conformity with information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, which information was reasonably relied on by the Company for use therein or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of prospectus or in any amendment or supplement thereto (provided that the Company amended any disclosure with respect to the method of distribution upon written notice from the Holders that such section of the Prospectus should be revised in any way) or (ii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of Registrable Securities. The Company shall not, however, be liable for any Losses to any Holder with respect to any untrue or alleged untrue statement of material fact or omission or alleged omission of material fact if such statement or omission was made in a preliminary Prospectus and such Holder did not receive a copy of the final Prospectus (or any amendment or supplement thereto) at or prior to the confirmation of the sale of the Registrable Securities in any case where such delivery is required by the Securities Act and the untrue or alleged untrue statement of material fact or omission or alleged omission of material fact contained in such preliminary Prospectus was corrected in the final Prospectus (or any amendment or supplement thereto), unless the failure to deliver such final Prospectus (as amended or supplemented) was a result of noncompliance by the Company with Section 3(g) of this Agreement. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

                  (b) Indemnification by Holders.  Each Holder shall,  severally
                      --------------------------
and not jointly, indemnify and hold harmless the Company, the directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising solely out of or based solely upon any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in the Registration Statement or such Prospectus and that such information was reasonably relied upon by the Company for use in the Registration Statement, such Prospectus or such form of prospectus or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of prospectus; provided, however, that the indemnity agreement contained in this Section 5(b) shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the prior written consent of such Holder. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds

                                                             Page 68 of 91 Pages

received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

                  (c) Conduct of Indemnification  Proceedings. If any Proceeding
                      ---------------------------------------
shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party promptly shall notify the
      ------------------
Person from whom indemnity is sought (the "Indemnifying  Party") in writing, and
                                           -------------------
the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, however, that the failure of any Indemnified Party to give such notice
--------  -------
shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

                  An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses, or (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding, or
(iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the reasonable expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

                  All fees and  expenses  of the  Indemnified  Party  (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days of written notice thereof to the Indemnifying Party, which notice shall be delivered no more frequently than on a monthly basis (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

                                                             Page 69 of 91 Pages

                  (d) Contribution. If a claim for indemnification under Section
                      ------------
5(a) or 5(b) is unavailable to an Indemnified Party because of a failure or refusal of a court of competent jurisdiction to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms. In no event shall any selling Holder be required to contribute an amount under this Section 5(d) in excess of the net proceeds received by such Holder upon sale of the Registrable Securities pursuant to the Registration Statement giving rise to such contribution obligation.

                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

         6.       Miscellaneous
                  -------------
                  (a) Remedies.  In the event of a breach by the Company or by a
                      --------
Holder of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

                                                             Page 70 of 91 Pages


                  (b) No Inconsistent Agreements. Neither the Company nor any of
                      --------------------------
its subsidiaries has, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except as disclosed in Schedule 3.4 of the Purchase Agreement, neither the Company nor any of its subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person. Without limiting the generality of the foregoing, without the written consent of the Majority Holders, the Company shall not grant to any Person the right to request the Company to register any securities of the Company under the Securities Act unless the rights so granted are subordinated in all respects to the rights in full of the Holders set forth in Section 2 herein, and are not otherwise in conflict or inconsistent with the provisions of this Agreement. This Agreement, together with the Purchase Agreement, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters.

                  (c) No Piggyback on Registrations. The Company shall not after
                      -----------------------------
the date hereof enter into any agreement providing such right to any of its securityholders, unless the right so granted is not in conflict or inconsistent with the provisions of this Agreement.

                  (d) Piggy-Back Registrations. Except as provided herein if, at
                      ------------------------
any time when there is not an effective Registration Statement covering the Registrable Securities, the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form F-4 (as promulgated under the Securities Act) or its then equivalent relating to equity securities to be issued solely in connection with any acquisition of any entity or business, the Company shall send to each Holder of Registrable Securities written notice of such determination within two (2) Business Days thereof and, if within ten (10) days after receipt of such notice, any such Holder shall so request in writing, (which request shall specify the Registrable Securities intended to be disposed of by the Holders), the Company will use reasonable efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Holder, to the extent requisite to permit the disposition of the Registrable Securities so to be registered; provided, that if at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to such Holder and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay expenses in accordance with Section 4 hereof), and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities being registered pursuant to this Section 6(d) for the same period as the delay in registering such other securities. The Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered; provided, however, that the
                                                   --------   -------
Company shall not be required to register any Registrable Securities pursuant to this Section 6(d) that are eligible for sale pursuant to Rule 144(k) of the Securities Act. In the case of an underwritten public offering, if the managing

                                                             Page 71 of 91 Pages

underwriter(s) or underwriter(s) should reasonably object to the inclusion of the Registrable Securities in such registration statement, then if the Company after consultation with the underwriter's representative should reasonably determine that the inclusion of such Registrable Securities would materially adversely affect the offering contemplated in such registration statement, and based on such determination recommends inclusion in such registration statement of fewer Registrable Securities then proposed to be sold by the Holders, then
(x) the number of Registrable Securities of the Holders included in such registration statement shall be reduced pro rata among such Holders (based upon the number of Registrable Securities requested to be included in the registration) or (y) none of the Registrable Securities of the Holders shall be included in such registration statement if the Company, after consultation with the underwriter(s), recommends the inclusion of none of such Registrable Securities; provided, however, that if securities are being offered for the
             --------   -------
account of other persons or entities as well as the Company, such reduction shall not represent a greater fraction of the number of Registrable Securities intended to be offered by the Holders than the fraction of similar reductions imposed on such other persons or entities (other than the Company). Notwithstanding the foregoing, the Company shall not file any registration statement under the Securities Act (other than on Form F-4) relating to the offer and sale of any equity securities of the Company, or offer or sell any equity securities of the Company in a transaction exempt from registration pursuant to Regulation S under the Securities Act, from the date of this Agreement until such time as the Initial Registration Statement has been effective for a period of sixty (60) Trading Days, which period shall be tolled if the effectiveness of the Initial Registration Statement is suspended for any reason whatsoever.

                  (e) Amendments and Waivers.  The provisions of this Agreement,
                      ----------------------
including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Majority Holders; provided, however, that for the purposes of this
                             --------   -------
sentence, Registrable Securities that are owned, directly or indirectly, by the Company, or an Affiliate of the Company are not deemed outstanding. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by the Majority Holders to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence. Any amendment or waiver effected in accordance with this Section shall be binding upon each Holder, each future Holder, and the Company. Upon effectiveness of each such amendment or waiver, the Company shall promptly give written notice thereof to the Holders who have not previously consented thereto in writing.

         (f) Notices. Any notice or other communication required or permitted to
             -------
be given hereunder shall be in writing and shall be deemed to have been received
(a) upon hand delivery (receipt acknowledged) or delivery by telex (with correct answer back received), telecopy or facsimile (with transmission confirmation report) at the address or number designated below (if received by 5:00 p.m. New York City time where such notice is to be received), or the first Business Day following such delivery (if received after 5:00 p.m. New York City time where such notice is to be received) or (b) on the second Business Day following the

                                                             Page 72 of 91 Pages

date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications are (i) if to the Company to 6B Tfutzot Israel Street Givatayim 53583, Israel, Attn: Ariel Poppel, fax no. (011) 972-3-571-9698, with copies to Yigal Arnon & Co., 3 Daniel Frisch Street, Tel Aviv, Israel, 64731, Attn: Orly Tsioni, Advocate, fax no. 011-972-3-608-7777 and to Carter Ledyard & Milburn, 2 Wall Street, New York, New York 10005, Attn:
Steven Glusband, Esq., fax no. 732-3232and (ii) if to any Purchaser to the address set forth on Schedule I hereto with copies to those specified on the signature pages hereto and to Akin, Gump, Strauss, Hauer & Feld, L.L.P., 590 Madison Avenue, New York, New York 10022, Attn: Patrick Dooley, Esq., fax no.
(212) 872-1002 or such other address as may be designated in writing hereafter, in the same manner, by such Person.

                  (g) Successors and Assigns.  This Agreement shall inure to the
                      ----------------------
benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder. Each Holder may assign its rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement. In addition, the rights of each Holder hereunder, including the right to have the Company register for resale Registrable Securities in accordance with the terms of this Agreement, shall be automatically assignable by each Holder if: (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment the further disposition of such securities by the transferee or assignees is restricted under the Securities Act and applicable state securities laws, and (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this Section, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions of this Agreement. The rights to assignment shall apply to the Holders'(and to subsequent) successors and assigns.

                  (h) Notice of Request  for  Registration.  The  Company  shall
                      ------------------------------------
provide the Holders with written notice of any request made by any Person that the Company effect a registration under the Securities Act with respect to any shares of the Company's equity securities. Such notice shall be delivered to the Holders pursuant to Section 6(f) hereof as promptly as possible, but in no event later than two (2) Business Days of receipt thereof.

                  (i) Counterparts. This Agreement may be executed in any number
                      ------------
of  counterparts,  each of  which  when so  executed  shall be  deemed  to be an original  and all of which  taken  together  shall  constitute  one and the same
Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

                  (j) Governing Law. All questions  concerning the construction,
                      -------------
validity,  enforcement and interpretation of this Agreement shall be governed by

                                                             Page 73 of 91 Pages

and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUIRE, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OR THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREUNDER.

                  (k)  Cumulative  Remedies.  The remedies  provided  herein are
                       --------------------
cumulative and not exclusive of any remedies provided by law.

                  (l)  Severability.   If  any  term,  provision,   covenant  or
                       ------------
restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

                  (m)  Headings.   The  headings  in  this   Agreement  are  for
                       --------
convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (n) Shares Held by The Company  and its  Affiliates.  Whenever
                      -----------------------------------------------
the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its directly controlled Affiliates shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                                                             Page 74 of 91 Pages









         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.


                                                   NEXUS TELOCATION SYSTEMS LTD.


                                                   By:__________________________
                                                   Name:
                                                   Title:



                                                   QEG-NTS HOLDINGS LLC


                                                   By:__________________________
                                                   Name:
                                                   Title:




                                                   HAPOALIM ELECTRONICS
                                                   COMMUNICATIONS LTD.


                                                   By:__________________________
                                                   Name:
                                                   Title:




                                                   BVR TECHNOLOGIES LTD.


                                                   By:__________________________
                                                   Name:
                                                   Title:





                                                   _____________________________
                                                   YARON SHEINMAN

                                                             Page 75 of 91 Pages


                                                   THE EMERGING MARKETS
                                                   TELECOMMUNICATIONS FUND, INC.


                                                   By:__________________________
                                                   Name:
                                                   Title:




                                                   EMV CTSL LLC


                                                   By:__________________________
                                                   Name:
                                                   Title:



                                                   CLAL (ISRAEL) LTD.


                                                   By:__________________________
                                                   Name:
                                                   Title:




                                            CLAL INDUSTRIES AND INVESTMENTS LTD.


                                             By:________________________________
                                             Name:
                                             Title:




                                                   GLADCOVE INTERNATIONAL LTD.


                                                   By:__________________________
                                                   Name:
                                                   Title:

                                                             Page 76 of 91 Pages


                                                   ADASHA PROJECT INITIATION
                                                   DEVELOPMENT (TA) LTD.


                                                   By:__________________________
                                                   Name:
                                                   Title:




                                                 SHREM, FUDIM, KELNER & CO. LTD.


                                                 By:____________________________
                                                 Name:
                                                 Title:




                                                   DS FOUNDERS GROUP L.P.


                                                   By:__________________________
                                                   Name:
                                                   Title:




                                           THE CANADA ISRAEL OPPORTUNITY FUND II


                                           By:__________________________________
                                           Name:
                                           Title:




                                                   THE KAHANOFF FOUNDATION


                                                   By:__________________________
                                                   Name:
                                                   Title:

                                                             Page 77 of 91 Pages


                                              LEADER HOLDINGS & INVESTMENTS LTD.



                                              By:_______________________________
                                              Name:
                                              Title:






                                                   _____________________________
                                                   ITZHAK SHREM





                                                   _____________________________
                                                   ITAMAR PATISHI

                                                             Page 78 of 91 Pages








                                   SCHEDULE I


Purchasers:1

QEG-NTS Holdings  LLC

Hapoalim Electronic Communications Ltd.

BVR Technologies Ltd.

The Emerging Markets
Telecommunications Fund, Inc.

EMV CTSL LLC

Gladcove International Ltd.

Clal Industries and Investment Ltd.

Clal (Israel) Ltd.

Yaron Sheinman

Adasha Project
Initiation Development(TA) Ltd.

Leader Holdings & Investments Ltd.

Shrem, Fudim, Kelner & Co. Ltd.

Itzhak Shrem

Itamar Patishi

DS Founders Group L.P.

The Canada Israel Opportunity Fund II

The Kahanoff Foundation


  ________________________
  1 The address each of the Purchasers shall be that address set forth next to such Purchaser's name on Part I to Exhibit A of the Securities Purchase Agreement

                                                             Page 79 of 91 Pages




                                                                       EXHIBIT A


                              PLAN OF DISTRIBUTION


                  Our company is registering the shares of common stock on behalf of the selling stockholders. All costs, expenses and fees in connection with the registration of the shares offered by this prospectus will be borne by the Company, other than brokerage commissions and similar selling expenses, if any, attributable to the sale of shares which will be borne by the selling stockholders. Sales of shares may be effected by selling stockholders from time to time in one or more types of transactions (which may include block transactions) on the SmallCap Market System of the Nasdaq Stock Market, in the over-the-counter market, in negotiated transactions, through put or call options transactions relating to the shares, through short sales of shares, or a combination of such methods of sale, at market prices prevailing at the time of sale, or at negotiated prices. Such transactions may or may not involve brokers or dealers. The selling stockholders have advised our company that they have not entered into any agreements, understandings or arrangements with any underwriters or broker-dealers regarding the sale of their securities, nor is there an underwriter or coordinated broker acting in connection with the proposed sale of shares by the selling stockholders.

                  The selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions. In connection with such transactions, broker-dealers or other financial institutions may engage in short sales of the shares or of securities convertible into or exchangeable for the shares in the course of hedging positions they assume with selling stockholders. The selling stockholders may also enter into options or other transactions with broker-dealers or other financial institutions which require the delivery to such broker-dealers or other financial institutions of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as amended or supplemented to reflect such transaction).

                  The selling stockholders may make these transactions by selling shares directly to purchasers or to or through broker-dealers, which may act as agents or principals. Such broker-dealers may receive compensation in the form of discounts, concessions or commissions from selling stockholders and/or the purchasers of shares for whom such broker-dealers may act as agents or to whom they sell as principal, or both (which compensation as to a particular broker-dealer might be in excess of customary commissions).

                  The selling stockholders and any broker-dealers that act in connection with the sale of shares are "underwriters" within the meaning of
Section 2(11) of the Securities Act, and any commissions received by such broker-dealers or any profit on the resale of the shares sold by them while acting as principals might be deemed to be underwriting discounts or commissions under the Securities Act. The selling stockholders may agree to indemnify any agent, dealer or broker-dealer that participates in transactions involving sales of the shares against certain liabilities, including liabilities arising under the Securities Act.

                                                             Page 80 of 91 Pages

                  Because selling stockholders are "underwriters" within the meaning of Section 2(11) of the Securities Act, the selling stockholders will be subject to the prospectus delivery requirements of the Securities Act. Our company has informed the selling stockholders that the anti-manipulative provisions of Regulation M promulgated under the Exchange Act may apply to their sales in the market.

                  Selling stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act, provided they meet the criteria and conform to the requirements of Rule 144.

                  Upon our company being notified by a selling stockholder that any material arrangement has been entered into with a broker-dealer for the sale of shares through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, a supplement to this prospectus will be filed, if required, pursuant to Rule 424(b) under the Securities Act, disclosing:

               o  the  name  of  each  such  selling   stockholder  and  of  the
                  participating broker-dealer(s);

               o  the number of shares involved;

               o  the initial price at which such shares were sold;

               o the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable;

               o  that   such   broker-dealer(s)   did   not   conduct   any
                  investigation   to  verify  the  information  set  out  or
                  incorporated by reference in this prospectus; and

               o  other facts material to the transactions.

                                                             Page 81 of 91 Pages





                                                                       EXHIBIT B

                        FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT

[TRANSFER AGENT]
Attn.:

                  Re:      NEXUS TELOCATION SYSTEMS LTD.

Ladies and Gentlemen:

         We are counsel to Nexus Telocation Systems Ltd., a corporation organized under the laws of Israel (the "Company"), and have represented the
Company in connection with that certain Securities Purchase Agreement (the "Purchase Agreement") entered into by and among the Company and the buyers named therein (collectively, the "Holders") pursuant to which the Company issued to the Holders shares of the Company's common stock, par value NIS 0.01 per share. Pursuant to the Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the Holders (the "Registration Rights Agreement") pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement) under the Securities Act of 1933, as amended (the "1933 Act"). In connection with the Company's obligations under the Registration Rights Agreement, on _______________, 1999, the Company filed a Registration Statement on Form F-3 (File No. _____________) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities which names each of the Holders as a selling stockholder thereunder.

         In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

                                                               Very truly yours,
                                                              [ISSUER'S COUNSEL]

cc:      [LIST NAMES OF HOLDERS]